SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

————

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 30, 2007 (August 31, 2007)

BAUSCH & LOMB INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

New York	1-4105	16-0345235
(State or other jurisdiction of	(Commission File	(IRS Employer Identification
incorporation)	Number)	Number)

One Bausch & Lomb Place
Rochester, NY, 14604-2701
(Address of principal executive offices)

                                (585) 338.6000
(Registrant's telephone number, including area code)

               Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

               [ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
               [ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
               [ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
               [ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01           Other Events.

              On August 30, 2007, Bausch & Lomb Incorporated (the “Company”), the individual directors of the Company, and Warburg Pincus LLC entered into a memorandum of understanding with various shareholder plaintiffs to settle certain shareholder lawsuits, including previously disclosed shareholder lawsuits that, among other things, challenged the proposed merger of the Company with affiliates of Warburg Pincus LLC pursuant to the Agreement and Plan of Merger, dated as of May 16, 2007, by and among WP Prism LLC, WP Prism Merger Sub Inc. and the Company, and the other transactions contemplated thereby.

              In connection with the settlement, the Company agreed to make certain additional disclosures to its shareholders, which are contained in the proxy supplement attached hereto as Exhibit 99.1. Subject to the completion of certain confirmatory discovery by counsel to plaintiffs, the memorandum of understanding contemplates that the parties will enter into a stipulation of settlement. The stipulation of settlement will be subject to customary conditions, including court approval following notice to the Company’s shareholders and consummation of the merger. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the court will consider the fairness, reasonableness and adequacy of the settlement which, if finally approved by the court, will resolve all of the claims that were or could have been brought in the actions being settled, including all claims relating to the merger, the merger agreement and any disclosure made in connection therewith. In addition, in connection with the settlement and as provided in the memorandum of understanding, the parties contemplate that plaintiffs’ counsel will seek an award of attorneys’ fees and expenses as part of the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

              Additional information regarding the memorandum of understanding and the additional disclosures are further described in the proxy supplement to the Company’s definitive proxy statement, dated August 13, 2007. A copy of the proxy supplement to the proxy statement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits

Exhibit No.	Description
99.1	Proxy Statement Supplement dated August 31, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

BAUSCH & LOMB INCORPORATED

By: / s/ Robert B. Stiles
Name: Robert B. Stiles
Title: Senior Vice President & General Counsel

Date: August 31, 2007

EXHIBIT INDEX

Exhibit No.	Description
99.1	Proxy Statement Supplement dated August 31, 2007